UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 30, 2011

ECOLAB INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-9328 (Commission File Number)	41-0231510 (IRS Employer Identification No.)

370 Wabasha Street North Saint Paul, Minnesota	55102
(Address of principal executive offices and Zip Code)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-232-6522

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

On November 30, 2010, Ecolab Inc., a Delaware corporation (the “Company” or “Ecolab”), held a special meeting of its stockholders in connection with the Agreement and Plan of Merger dated as of July 19, 2011 (the “Merger Agreement”) by and among the Company,  Sustainability Partners Corporation, a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and Nalco Holding Company, a Delaware corporation (“Nalco”), pursuant to which Nalco will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly-owned subsidiary of the Company.  At the special meeting, the Company’s stockholders voted on:

•                  a proposal to approve the issuance of shares of the Company’s common stock to Nalco stockholders pursuant to the Merger (the “Share Issuance Proposal”);

•                  a proposal to adopt an amendment to the Company’s Restated Certificate of Incorporation following completion of the Merger to increase the number of authorized shares of the Company’s common stock to 800,000,000 shares (the “Additional Share Authorization  Proposal”); and

•                  a proposal to adjourn the special meeting of its stockholders, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Share Issuance Proposal (the “Adjournment Proposal”).

Each of the foregoing proposals is described in detail in the definitive joint proxy statement/prospectus filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 28, 2011.

For each of the foregoing proposals, a quorum was present for the purpose of the vote.  The Company’s stockholders approved each of the Share Issuance Proposal and the Additional Share Authorization Proposal.  The following is a summary of the voting results for each of the Share Issuance Proposal and the Additional Share Authorization Proposal:

Share Issuance Proposal

For	Against	Abstain	Broker Non-Votes
189,194,319	1,174,154	183,229	13,032,338

Additional Share Authorization Proposal

For	Against	Abstain	Broker Non-Votes
187,018,093	16,277,039	288,908	0

As there were sufficient votes to approve the Share Issuance Proposal, adjournment of the special meeting of the Company’s stockholders to solicit additional proxies was unnecessary and the Adjournment Proposal was not submitted to the Company’s stockholders for approval at the special meeting.

The Company does not intend to file the amendment to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware giving effect to the Additional Share Authorization Proposal until after the consummation of the Merger.

Item 7.01               Regulation FD Disclosure.

On November 30, 2011, the Company issued a press release announcing that (i) at the special meeting, the Company’s stockholders approved each of the Share Issuance Proposal and the Additional Share Authorization Proposal and (ii) at the special meeting of stockholders of Nalco held on November 30, 2011, Nalco’s stockholders voted to approve a proposal to adopt the Merger Agreement.  A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The closing of the transactions contemplated by the Merger Agreement will be completed upon the obtainment of final regulatory clearances and the fulfillment of other customary closing conditions.  All regulatory clearances required to complete the Merger have been obtained except with respect to China antitrust.  The Company expects the Merger to close prior to the end of 2011.

Cautionary Statements Regarding Forward-Looking Information

This communication contains certain statements relating to future events and our intentions, beliefs, expectations and predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “we believe,” “we expect,” “estimate,” “project,” “may,” “will,” “intend,” “plan,” “believe,” “target,” “forecast” (including the negative or variations thereof) or similar terminology used in connection with any discussion of future plans, actions or events generally identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the merger, integration plans and expected synergies and anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Ecolab and Nalco. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These risks and uncertainties include (i) problems that may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, (ii) the possibility that the merger may involve unexpected costs, unexpected liabilities or unexpected delays, (iii) the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies currently expect, (iv) the risk that the businesses of the companies may suffer as a result of uncertainty surrounding the merger and (v) the risk that disruptions from the transaction will harm relationships with customers, employees and suppliers.

Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Ecolab, Nalco and the combined company. For a further discussion of these and other risks and uncertainties applicable to the respective businesses of Ecolab and Nalco, see the Annual Reports on Form 10-K of Ecolab and Nalco for the fiscal year ended December 31, 2010 and the companies’ other public filings with the SEC. These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 that Ecolab has filed with the SEC in connection with the merger, which was declared effective by the SEC on October 28, 2011. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Ecolab nor Nalco undertakes, and each of them expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or changes in their respective expectations, except as required by law.

Item 9.01               Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2011

ECOLAB INC.

/s/ MICHAEL C. MCCORMICK
Michael C. McCormick
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 30, 2011.